UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

PROPANC BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 0780

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

First Investor Financing Transaction

Securities Purchase Agreement

Propanc Biopharma, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “First Securities Purchase Agreement”) whereby an investor (the “First Investor”) purchased from the Company, for a purchase price of $75,000 (the “Purchase Price”) a Convertible Redeemable Promissory Note, in the principal amount of $75,000 (the “First Note”). The Purchase Price was funded to the Company on January 13, 2020.

The First Securities Purchase Agreement contains such representations, warranties and covenants as are typical for a transaction of this nature.

Convertible Redeemable Promissory Note

The First Note is due and payable on January 6, 2021 (the “Maturity Date”) and entitles the holder to 8% interest per annum (the “Interest Rate”). The First Note may be converted into shares of the Company’s common stock at any time during the period beginning on the date that is one hundred eighty (180) days following the date of issuance and ending on the later of (i) the Maturity Date and (ii) the date of payment of the default amount, as defined therein. If the Market Price of the Company’s common stock is greater than or equal to $5.00, the First Note may be converted into shares of the Company’s common stock at a price equal to the greater of (i) a 35% discount of the average of the three (3) lowest closing bid prices of the Common Stock, for the ten trading days immediately prior to the delivery of a notice of conversion and (ii) $3.05; If the Market Price of the Company’s common stock is less than $5.00, the First Note may be converted into shares of the Company’s common stock at a price equal to the lesser of (i) a 35% discount of the average of the three (3) lowest closing bid prices of the Common Stock, for the ten trading days immediately prior to the delivery of a notice of conversion and (ii) $3.05 provided, however, such conversion shall not be effected to the extent that First Investor together with any of its affiliates would beneficially own in excess of 4.99%, which may be increased up to 9.99% upon 60 days’ prior written notice by First Investor to the Company. The Company may redeem the First Note prior to July 5, 2020, as follows: (i) if the redemption occurs within the first 60 days then an amount equal to 110% of the face amount of the First Note plus any accrued interest, (ii) if the redemption occurs after the 61st day but on or before the 90th day following the issuance of the First Note, then an amount equal to 115% of the face amount of the First Note along with any accrued interest, (iii) if the redemption occurs after the 91st day but on or before the 120th day following the issuance of the First Note, then an amount equal to 120% of the face amount of the First Note along with any accrued interest, (iv) if the redemption occurs after the 121st day but on or before the 150th day following the issuance of the First Note, then an amount equal to 125% of the face amount of the First Note along with any accrued interest, (iv) if the redemption occurs after the 151st day but on or before the 180th day following the issuance of the First Note, then an amount equal to 129% of the face amount of the First Note along with any accrued interest..

In the event of a default, without demand, presentment or notice, the First Note shall become immediately due and payable.

The foregoing provides only brief descriptions of the material terms of the First Securities Purchase Agreement and the First Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of First Securities Purchase Agreement and the First Note, respectively, filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Second Investor Financing Transactions

Securities Purchase Agreement

The Company entered into a Securities Purchase Agreement (the “Second Securities Purchase Agreement”) whereby a second investor (the “Second Investor”) purchased from the Company, for a purchase price of $105,000 (the “Second Purchase Price”) a Convertible Redeemable Promissory Note, in the principal amount of $110,250 (the “Second Note”). The Second Purchase Price was funded to the Company on January 13, 2020.

The Second Securities Purchase Agreement contains such representations, warranties and covenants as are typical for a transaction of this nature.

Convertible Redeemable Promissory Note

The Second Note is due and payable on January 13, 2021 (the “Maturity Date”) and entitles the holder to 8% interest per annum (the “Interest Rate”). The Second Note may be converted into shares of the Company’s common stock at any time during the period beginning on the date of issuance and ending on the later of (i) the Maturity Date and (ii) the date of payment of the default amount, as defined therein. If the Second Note, or any portion thereof, is converted in the first 6 months the Second Note is in effect, the conversion price for each share of common stock is fixed at $2.50 per share; If the Second Note, or any portion thereof, is converted after the 6 month anniversary of the date of issuance, the conversion price shall be equal to a 35% discount of the lowest closing bid price for the Company’s common stock for the ten prior trading days including the day upon which a notice of conversion is received by the Company, provided, however, such conversion shall not be effected to the extent that Second Investor together with any of its affiliates would beneficially own in excess of 4.99%, which may be increased up to 9.99% upon 60 days’ prior written notice by Second Investor to the Company. The Company may redeem the Second Note prior to July 5, 2020, as follows: (i) if the redemption occurs within the first 60 days then an amount equal to 112% of the face amount of the Second Note plus any accrued interest, (ii) if the redemption occurs after the 61st day but on or before the 90th day following the issuance of the Second Note, then an amount equal to 115% of the face amount of the Second Note along with any accrued interest, (iii) if the redemption occurs after the 91st day but on or before the 120th day following the issuance of the Second Note, then an amount equal to 124% of the face amount of the Second Note along with any accrued interest, (iv) if the redemption occurs after the 121st day but on or before the 180th day following the issuance of the Second Note, then an amount equal to 135% of the face amount of the Second Note along with any accrued interest.

In the event of a default, without demand, presentment or notice, the Second Note shall become immediately due and payable.

The foregoing provides only brief descriptions of the material terms of the Second Securities Purchase Agreement and the Second Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of Second Securities Purchase Agreement and the Second Note, respectively, filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of First Convertible Redeemable Promissory Note*
4.2	Form of Second Convertible Redeemable Promissory Note*
10.1	Form of First Securities Purchase Agreement*
10.2	Form of Second Securities Purchase Agreement*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

Date: January 17, 2020	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer